Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT dated as of July 13, 2012 (this “Amendment”), to the Credit Agreement dated as of March 23, 2010 (as previously amended, the “Credit Agreement”), among BLACKSTONE HOLDINGS FINANCE CO. L.L.C., as Borrower (the “Borrower”), BLACKSTONE HOLDINGS I L.P., BLACKSTONE HOLDINGS II L.P., BLACKSTONE HOLDINGS III L.P. and BLACKSTONE HOLDINGS IV L.P., as Guarantors (collectively, the “Guarantors”), the several banks and other financial institutions from time to time party thereto (the “Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. The Lenders have extended credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein.

B. Pursuant to Section 2.21 of the Credit Agreement, the Borrower has requested that the Lenders extend the Maturity Date of all of their respective Commitments (and the related Revolving Loans) and, in connection therewith, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, in each case as more specifically set forth herein.

C. The Borrower has also requested that, in connection with this Amendment and pursuant to Section 2.19 of the Credit Agreement, the aggregate amount of the Commitments be increased by $80,000,000 to $1,100,000,000, and that certain Lenders party hereto (“Increasing Lenders”) commit to provide such incremental commitments (the “Incremental Commitments”).

D. Each of the Lenders party hereto (each such Lender, including (i) an existing or new Lender accepting assignments of Commitments from Declining Lenders and (ii) an Increasing Lender, a “Consenting Lender”) has agreed, subject to the terms and conditions set forth below, to extend the Maturity Date of all of its Commitments, each of the Increasing Lenders has agreed to provide a portion of the Incremental Commitments having such extended Maturity Date and each of the Consenting Lenders has agreed to amend the Credit Agreement as more specifically set forth herein.

E. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date:

(a) Section 1.01 is amended by replacing the existing table in the definition of “Applicable Rate” with the following table:

Borrower Rating by S&P/Fitch/Moody’s	Commitment Fee Rate	Eurocurrency Spread	ABR Spread

Category 1 AA-/AA-/Aa3 or higher	0.10%	1.125%	0.125%

Category 2 A+/A+/A1	0.125%	1.25%	0.25%

Category 3 A/A/A2	0.150%	1.375%	0.375%

Category 4 A-/A-/A3	0.20%	1.50%	0.50%

Category 5 BBB+/BBB+/Baa1 or lower	0.275%	1.75%	0.75%

(b) Section 1.01 is further amended by revising the definition of “Borrowing Multiple” to read in its entirety as follows:

““Borrowing Multiple” means (a) in the case of a Borrowing denominated in Dollars, $100,000, (b) in the case of a Borrowing denominated in Euro, €100,000 and (c) in the case of a Borrowing denominated in Sterling, £100,000.”

(c) Section 1.01 is further amended by replacing the period at the end of the definition of “Change in Law” with a semicolon and thereafter adding the following proviso:

“provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the

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Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.”

(d) Section 1.01 is further amended by revising the definition of “Maturity Date” to read in its entirety as follows:

““Maturity Date” means July 13, 2017, as such date may be extended pursuant to Section 2.21.”

(e) Section 2.02(c) is amended by replacing “$1,000,000” with “$100,000” the first time it appears in the second sentence thereof.

(f) Section 2.14 is amended by adding the following paragraph (e) to the end thereof:

“(e) Notwithstanding any other provision of this Section 2.14, no Lender shall demand compensation for any increased costs associated with a Change in Law based on clause (i) or (ii) in the proviso to the definition of “Change in Law” if it shall not be the general policy or practice of such Lender to demand such compensation in similar circumstances and unless such demand is generally consistent with such Lender’s treatment of comparable borrowers of such Lender in the United States with respect to similarly affected commitments or loans (it being understood that this sentence shall not limit the discretion of any Lender to waive the right to demand such compensation in any given case or require any Lender to disclose any confidential or proprietary information).”

(g) Schedule 2.01 is amended by replacing the existing schedule with Schedule 2.01 attached hereto. Each Increasing Lender agrees its Commitment shall be increased to the amount set forth opposite its name on Schedule 2.01 attached hereto.

SECTION 3. Waiver. The Lenders hereby waive (i) the requirement that the Borrower deliver a Maturity Date Extension Request under Section 2.21(a) of the Credit Agreement and (ii) any requirements under Section 2.19 of the Credit Agreement to the extent necessary to effectuate the Incremental Commitments and the transactions contemplated hereby.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and each Guarantor represents and warrants (as to itself) to each of the Lenders and the Administrative Agent that:

(a) The execution, delivery and performance of this Amendment by the Borrower and each of the Guarantors have been duly authorized by all necessary partnership or limited liability company proceedings, this Amendment has been duly executed and delivered by each of the Borrower and each Guarantor, and this Amendment and the Credit Agreement, as amended on the Amendment Effective Date, constitute legal, valid and binding obligations of each of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

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(b) The representations and warranties of the Loan Parties set forth in the Credit Agreement and in each Loan Document are true, complete and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

(c) Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the first date (such effective date, the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received from (a) the Administrative Agent, (b) the Borrower, (c) each Guarantor, (d) the Required Lenders and (e) Consenting Lenders holding Commitments (including Commitments acquired by assignment from Declining Lenders, if any) and Incremental Commitments in an aggregate principal amount equal to $1,100,000,000, either (i) counterparts of this Amendment executed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of executed signature pages) that such parties have executed counterparts of this Amendment, and each of the following conditions precedent shall have been satisfied (or waived in writing by the Required Lenders in the case of clauses (a) through (c) below):

(a) each of the representations and warranties set forth in Section 4 hereof shall be true and correct (giving effect to the materiality qualifier in Section 4(b) above) on and as of the Amendment Effective Date to the same extent as though made on and as of that date, and the Administrative Agent shall have received a certificate to that effect dated as of the Amendment Effective Date and executed by a Financial Officer of the Borrower;

(b) the Administrative Agent shall have received (i) a favorable written opinion (addressed to the Administrative Agent, the Issuing Banks and the Lenders and dated the Amendment Effective Date) of (A) Simpson Thatcher & Bartlett LLP, counsel for the Loan Parties and (B) Gowling Lafleur Henderson LLP,

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Canadian counsel for certain of the Loan Parties, in each case covering such matters relating to this Amendment as the Administrative Agent shall reasonably request and the Loan Parties hereby request such counsel to deliver such opinions and (ii) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the matters contemplated by this Amendment and any other legal matters relating to the Loan Parties or this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(c) the Administrative Agent and Citigroup Global Markets Inc. shall have received from the Borrower in immediately available funds the Amendment Fee (as defined below) and all amounts payable to them (including, without limitation, reimbursement of the reasonable out-of-pocket expenses incurred by them in connection with this Amendment), as separately agreed between them and the Borrower.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Consenting Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart hereof (or a facsimile or other electronic transmission of a signed signature page of this Amendment) on or prior to 5:00 p.m., New York City time, on July 13, 2012, an amendment fee (the “Amendment Fee”) in an amount equal to the sum of (i) 0.04% of the amount, if any, of such Consenting Lender’s existing Commitments in effect immediately prior to the Amendment Effective Date that are extended by such Consenting Lender plus (ii) 0.10% of the amount, if any, of such Consenting Lender’s (x) Commitments assumed on the Amendment Effective Date pursuant to assignments from Declining Lenders plus (y) Incremental Commitments. The Amendment Fee shall be payable on, and subject to the occurrence of, the Amendment Effective Date.

SECTION 7. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

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(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any Loan Document shall be deemed a reference to the Credit Agreement as amended pursuant to Section 2. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Reaffirmation of Guarantees. Each of the Guarantors hereby (a) consents to this Amendment and the transactions contemplated hereby and (b) confirms its respective Guarantees under the Credit Agreement, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such Guarantees shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders, the Issuing Banks and the Swingline Lender.

SECTION 9. Expenses. The Borrower agrees to reimburse each of the Administrative Agent and Citigroup Global Markets Inc. for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Section 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

BLACKSTONE HOLDINGS FINANCE CO. L.L.C.
By:

/s/ Laurence A. Tosi
Name:	Laurence A. Tosi
Title:	Chief Financial Officer

BLACKSTONE HOLDINGS I L.P.,
By: Blackstone Holdings I/II GP Inc., its General Partner

/s/ Laurence A. Tosi
Name:	Laurence A. Tosi
Title:	Chief Financial Officer

BLACKSTONE HOLDINGS II L.P.,
By: Blackstone Holdings I/II GP Inc., its General Partner

/s/ Laurence A. Tosi
Name:	Laurence A. Tosi
Title:	Chief Financial Officer

BLACKSTONE HOLDINGS III L.P.,
By: Blackstone Holdings III GP L.P., its General Partner
By: Blackstone Holdings III GP Management L.L.C., its General Partner

/s/ Laurence A. Tosi
Name:	Laurence A. Tosi
Title:	Chief Financial Officer

BLACKSTONE HOLDINGS IV L.P.,
By: Blackstone Holdings IV GP L.P., its General Partner
By: Blackstone Holdings IV GP Management
(Delaware) L.P., its General Partner
By: Blackstone Holdings IV GP Management
L.L.C., its General Partner

/s/ Laurence A. Tosi
Name:	Laurence A. Tosi
Title:	Chief Financial Officer

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

CITIBANK, N.A. individually and as Administrative Agent,

by
/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution: Bank of America, N.A.

as a Lender,

by	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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BARCLAYS BANK PLC

as a Lender,

by	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Credit Suisse AG, Cayman Islands Branch

as a Lender,

by	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

For any Lender requiring a second signature line:

by	/s/ Alex Verdone
Name: Alex Verdone
Title: Associate

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

Deutsche Bank AG New York Branch
as a Lender,

by	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

For any Lender requiring a second signature line:

by	/s/ Courtney E Meehan
Name: Courtney E Meehan
Title: Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

JPMorgan Chase Bank, N.A.
as a Lender,

by	/s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive Director

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution: Goldman Sachs Bank USA

as a Lender,

by	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

Morgan Stanley Bank, N.A.
as a Lender,

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution: Royal Bank of Canada

as a Lender,

by	/s/ Tim Stephens
Name: Tim Stephens

Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

SOCIETE GENERALE
as a Lender,

by	/s/ William Aishton
Name: William Aishton
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

UBS LOAN FINANCE LLC
as a Lender,

by	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

For any Lender requiring a second signature line:

by	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

US Bank N.A.
as a Lender,

by	/s/ Heath G. Williams
Name: Heath G. Williams
Title: Vice President U.S. Bank, N.A.

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

Wells Fargo Bank, National Association
as a Lender,

by	/s/ Lisa D. Buetow
Name: Lisa D. Buetow
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

HSBC Bank plc
as a Lender,

by	/s/ Paul F Stott
Name: Paul F Stott
Title: Managing Director, Client Management

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

Mizuho Corporate Bank, Ltd.
as a Lender,

by	/s/ James R. Fayen
Name: James R. Fayen
Title: Deputy General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

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Name of Institution:

The Bank of New York Mellon
as a Lender,

by	/s/ Jean Earley
Name: Jean Earley
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT]